                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                     [_] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14A-6(E)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          Sentinel Group Funds, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LETTERHEAD OF SENTINEL GROUP FUNDS, INC. APPEARS HERE]




October 4, 1995



Dear Fellow Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Sentinel Group Funds, Inc., which is to be held on Thursday, November 16,1995, at 10:00 a.m., at the home office of National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604. The meeting will focus on the election of Directors, the ratification or rejection of the selection of Price Waterhouse LLP as independent accountants for the current fiscal year, and a proposal to amend the Charter of the Company to permit the offering of multiple classes of shares in the same Fund. While we would like very much to have you attend the meeting and vote in person, we realize that this may not be possible.


   If you cannot attend the meeting, it is extremely important that you complete, sign, and return the enclosed proxy ballot so that your vote, based on the shares you own, will be represented. By promptly returning the proxy, you will help your Company avoid the necessity and considerable expense of sending follow-up mailings to obtain the quorum of shareholder votes required by law. In the event you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

     If you desire additional information concerning the matters proposed for action at the meeting, we would be glad to hear from you. Your proxy ballot on which to indicate your vote is enclosed, along with a postage-free envelope. I urge you to return it promptly.


Sincerely,



Keniston P. Merrill
Chairman

                          SENTINEL GROUP FUNDS, INC.
                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 16, 1995

To Shareholders of Sentinel Group Funds, Inc.:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sentinel Group Funds, Inc. will be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, November 16, 1995 at 10:00 a.m., to take action upon the following matters:

    1. The election of Directors;

    2. The ratification or rejection of the selection of Price Waterhouse LLP as independent accountants for the current fiscal year;

    3. Consideration of a proposal to amend the Charter of the Company primarily to permit the Company in the future to offer multiple classes of shares in the same Fund and to restate the Charter; and

    4. The transaction of such other business as may properly come before the meeting.

  All shareholders of record at the close of business on September 15, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.

  If by reason of having two or more accounts you receive more than one proxy card, please sign and return each proxy.

                                          By order of the Board of Directors.

                                          D. Russell Morgan
                                          Secretary

Montpelier, Vermont

October 4, 1995

IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY. THIS WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATIONS. YOUR VOTE IS IMPORTANT!

                          SENTINEL GROUP FUNDS, INC.
                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 1995

  This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sentinel Group Funds, Inc. (the "Company", whose address is National Life Drive, Montpelier, Vermont 05604), for use at a Special Meeting of Shareholders of the Company to be held at the office of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, November 16, 1995 at 10:00 a.m., and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about October 6, 1995.

  Shareholders of record at the close of business on September 15, 1995 will be entitled to be present and to vote at the meeting. As of that date there were 191,196,554.678 shares of the Company's stock issued and outstanding. Each share of stock is entitled to one vote per dollar of net asset value per share as of the record date. The total number of votes eligible to be cast at the special meeting is 1,931,674,012.32 votes.

  Whether or not you are able to attend the meeting, your proxy vote is important. Because it is anticipated that most shareholders will be unable to be present at the meeting, it is necessary that enough shares be represented by proxy to constitute, along with the shares present in person, a legal quorum of shareholders (a majority of the eligible votes), so that a meeting can be held and the proposed actions taken. If a quorum is not present, no actions will be taken and the meeting will be adjourned until such time as a quorum is present. If a quorum is present, but less than a majority of votes is cast in favor of or against one or more proposals, then, with respect to such undecided proposals, the meeting will be adjourned until such time as a majority of votes is obtained. WE THEREFORE URGE YOU TO MARK, DATE, SIGN AND MAIL YOUR PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES ARE REPRESENTED AND WILL BE VOTED AT THE MEETING. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

  Unless otherwise specified, proxies will be voted "FOR" the proposals set forth in the Notice of Special Meeting of Shareholders preceding this proxy statement. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification so made. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2 but will have the same effect as a vote against Proposal 3. Any shareholder has the power to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Secretary of the Company either an instrument revoking the proxy or another duly executed proxy bearing a later date, at any time before the meeting.

  The accompanying proxy is solicited by mail by and on behalf of the Board of Directors of the Company, and the cost will be borne by the Company. In addition, proxies may be solicited by telephone and telegraph, or by fax by officers and employees of the Company, Sentinel Advisors Company ("SAC"), the Company's investment advisor, Sentinel Financial Services Company ("SFSC"), the Company's principal underwriter, Sentinel Administrative Service Company ("SASC"), the Company's administrative service provider, or other agents retained by the Company. The address of each of SAC, SFSC, and SASC is National Life Drive, Montpelier, Vermont 05604.

  The Company will furnish, without charge, a copy of the Company's Annual Report for the year ended November 30, 1994, and the Company's Semi-Annual Report for the period ending May 31, 1995, to any shareholder upon request. Shareholders may request these documents by writing to D. Russell Morgan, Secretary, Sentinel Group Funds, Inc., National Life Drive, Montpelier, Vermont 05604, or by calling SASC at 1-800-282-3863.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

  The Company is not required to hold a meeting of shareholders each year and has not held meetings in recent years, in an effort to avoid the expense involved in a solicitation of proxies from its shareholders for routine purposes. A shareholder meeting is required by law before a new Director of the Company may be appointed, if after such appointment less than two thirds of the members of the Board of Directors have been elected by the shareholders. The last shareholder meeting of the Company, which did include an election of Directors, was held on November 30, 1992. Since that time, four members of the Board, Hubert J. DeLynn, Walter J. Boyd, Richard I. Fricke and Charles B. Reeder, attained the mandatory retirement age of 72 which is set forth in the Company's Bylaws, and have retired. The Board appointed Richard
I. Johannesen and Richard D. Farman to the Board in 1994 to fill two of those vacancies, and Stanley R. Reber was appointed to fill another vacancy in March 1995. At its meeting on August 11, 1995, the Board nominated Deborah G. Miller to fill the remaining vacancy, and as mentioned above, this nomination requires a meeting of shareholders to elect the Board as proposed to be constituted.

  It is intended that the persons named in the accompanying proxy will vote for the election to the Board of Directors, for an indefinite term, of the following ten persons: Richard J. Borda, Dr. Kalman J. Cohen, Richard D. Farman, John D. Feerick, Richard I. Johannesen, Jr. Robert B. Mathias, Keniston P. Merrill, Deborah G. Miller, Stanley R. Reber and Susan M. Sterne. Each of such persons except Deborah G. Miller is currently a member of the Board of Directors, and each of such remaining nine persons has previously been elected to the Board by the shareholders except Richard D. Farman, Richard I. Johannesen and Stanley R. Reber. In the event that any of such named persons shall become unable to serve (which event is not anticipated), proxies may be voted at the meeting for the election of another person in his or her stead. All of the nominees have consented to being named in this proxy statement and to serve on the Board if elected.

  The affirmative vote of a majority of the votes cast will be required to elect each Director.

INFORMATION ABOUT THE DIRECTORS

  Certain information about the ten persons nominated for election as Directors of the Company is set forth in the following table:

                                                                                 NUMBER
     NAME, POSITION                                                           OF SHARES OF
      WITH COMPANY        BECAME                                                COMPANY
        AND AGE          DIRECTOR            PRINCIPAL OCCUPATIONS             OWNED (1)
     --------------      --------            ---------------------            ------------
Keniston P. Merrill*....   1987   National Life Insurance Company ("NLIC")--      2,031(CS)
 Chairman (1) (2)                  Executive Vice President, 1994 to present;   463,668(MM)
 59                                Senior Vice President and Chief Investment
                                   Officer, 1989 to 1994, Senior Vice Presi-
                                   dent-Investments, 1986 to 1989, Vice Pres-
                                   ident, 1982 to 1986; National Life Invest-
                                   ment Management Company, Inc. ("NLIMC")--
                                   Chairman and Chief Executive Officer, 1990
                                   to present, President and Chief Executive
                                   Officer, 1986 to 1990, Director, 1982 to
                                   present; Sentinel Advisors Company--Chair-
                                   man and Chief Executive Officer, 1993 to
                                   present; Sentinel Advisors, Inc.--Chairman
                                   and Chief Executive Officer, 1986 to 1993;
                                   Sentinel Pennsylvania Tax-Free Trust--
                                   Chairman and Trustee, 1993 to present.
Richard J. Borda........   1985   NLIC--Former Vice Chairman of the Board,          163(BL)
 Director                          1985 to 1990, Director, 1975 to 1991;          2,050(BD)
 64                                NLIMC--Chairman, 1986 to 1990; Sentinel          488(CS)
                                   Advisors, Inc.--Director, 1985 to 1987,          149(GR)
                                   1988 to 1990; Equity Services, Inc.            1,653(TF)
                                   ("ESI")--Director, 1985 to 1987, 1988 to       6,676(MM)
                                   1990; Sentinel Pennsylvania Tax-Free
                                   Trust--Trustee, 1993 to present; Chairman
                                   of the Company, 1987 to 1990; President,
                                   1985 to 1987; Air Force Aid Society--Pres-
                                   ident, 1980 to 1995; The Monterey Insti-
                                   tute of International Studies, Vice Chair-
                                   man, Director and Trustee, 1991 to pres-
                                   ent.
Dr. Kalman J. Cohen.....   1973   The Fuqua School of Business, Duke Univer-      8,828(CS)
 Director (2)                      sity--Former Distinguished Bank Research       3,535(WL)
 64                                Professor, 1974 to 1994; Sentinel Pennsyl-       351(MM)
                                   vania Tax-Free Trust--Trustee, 1993 to
                                   present; USLIFE Income Fund, Inc.--Direc-
                                   tor, 1973 to present.

                                                                                       NUMBER
       NAME, POSITION                                                               OF SHARES OF
        WITH COMPANY            BECAME                                                COMPANY
           AND AGE             DIRECTOR            PRINCIPAL OCCUPATIONS             OWNED (1)
       --------------          --------            ---------------------            ------------
Richard D. Farman............    1994   Pacific Enterprises--President, Chief Oper-        0
 Director                                ating Officer and Director, 1993 to pres-
 59                                      ent; Sentinel Pennsylvania Tax-Free
                                         Trust--Trustee, 1994 to present; KCET Pub-
                                         lic Service Television--Chairman; Los An-
                                         geles Area Chamber of Commerce--Director
                                         and Executive Committee Member; Union
                                         Bank--Director; American Gas Association--
                                         Past Chairman and Director; Interstate
                                         Natural Gas Association of America
                                         (INGAA)--Director.
John D. Feerick..............    1984   Fordham University School of Law--Dean,          409(CS)
 Director (2)                            1982 to present; Sentinel Pennsylvania        2,491(WL)
 59                                      Tax-Free Trust--Trustee, 1993 to present;
                                         American Home Products Corporation--Direc-
                                         tor, 1987 to present; The Association of
                                         the Bar of the City of New York--Presi-
                                         dent, 1992 to 1994; New York State Commis-
                                         sion on Government Integrity--Chairman,
                                         1987 to 1990.
Richard I. Johannesen, Jr. ..    1994   Salomon Brothers Inc.--Former Vice Presi-      1,965(MM)
 Director                                dent and Manager--Bond Market Research De-
 60                                      partment, Sentinel Pennsylvania Tax-Free
                                         Trust--Trustee, 1994 to present.
Robert B. Mathias............    1993   Sports Consultant; formerly Executive Di-      1,797(EG)
 Director                                rector--National Fitness Foundation; for-
 64                                      mer United States Congressman; Sentinel
                                         Pennsylvania Tax-Free Trust--Trustee, 1993
                                         to present; ProvidentMutual Investment
                                         Shares, Inc.--Director, 1990 to 1993;
                                         ProvidentMutual Growth Fund, Inc.--Direc-
                                         tor, 1990 to 1993.
Deborah G. Miller............           Digital Equipment Corporation--Vice Presi-         0
 Nominee                                 dent--Americas Systems Business Unit, Feb-
 46                                      ruary, 1995 to present; Miller Van Buren,
                                         Inc.--Chief Executive Officer, 1994 to
                                         1995; Silicon Graphics--Vice President,
                                         1991 to 1994.

                                                                                 NUMBER
     NAME, POSITION                                                           OF SHARES OF
      WITH COMPANY        BECAME                                                COMPANY
        AND AGE          DIRECTOR            PRINCIPAL OCCUPATIONS             OWNED (1)
     --------------      --------            ---------------------            ------------
Stanley R. Reber........   1995   Provident Mutual Life Insurance Company--         0
 Director*                         Executive Vice President, 1988 to present;
 51                                prior thereto, Senior Vice President; Sen-
                                   tinel Pennsylvania Tax-Free Trust--Trust-
                                   ee, 1995 to present; President and Direc-
                                   tor--Market Street Fund, Inc.; President,
                                   CEO and Director--Sigma American Corpora-
                                   tion; Director--ProvidentMutual Life and
                                   Annuity Company of America,
                                   ProvidentMutual Investment Management Com-
                                   pany, ProvidentMutual Holding Company, PML
                                   Securities Company, Software Development
                                   Corp., and Provestco, Inc.
Susan M. Sterne.........   1990   Economic Analysis Associates, Inc.--Presi-      333(BL)
 Director                          dent and Chief Economist, 1985 to present;
 48                                Sentinel Pennsylvania Tax-Free Trust--
                                   Trustee, 1990 to present.

--------

(1) Shares owned beneficially, directly or indirectly, as of September 15, 1995. As of September 15, 1995 various accounts controlled by NLIC (as discussed more specifically under "Significant Shareholders" below), with which Mr. Merrill is affiliated, owned an aggregate of 28,795,556 shares of the Company, which had net asset value of $183.2 million, representing 9.5% of the total number of votes eligible to be cast at the meeting. NLIC is the ultimate parent of the controlling general partners of SAC, SFSC and SASC. As of September 15, 1995, all of the Company's officers and directors as a group, including those named above, owned of record and beneficially 611,694 shares of the Company, which had net asset value of $1,463,956 representing 0.08% of the total number of votes eligible to be cast at the meeting.

BL--Sentinel Balanced Fund

CS--Sentinel Common Stock Fund

BD--Sentinel Bond Fund

EG--Sentinel Emerging Growth

GR--Sentinel Growth Fund

GS--Sentinel Government Securities Fund

TF--Sentinel Tax-Free Income Fund

WL--Sentinel World Fund

MM--Sentinel U.S. Treasury Money Market Fund

(2) Member, Audit Committee

 * "Interested Person" as defined in the 1940 Act, by reason of, in the case of Mr. Merrill, his position as the Chairman and Chief Executive Officer of SAC, and in the case of Mr. Reber, his position as Executive Vice President of Provident Mutual Life Insurance Company, the parent of one of the general partners of SAC.

  The nominees for election as Directors of the Company have been proposed by the Nominating Committee of the Board, which consists of all of the Directors who are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Directors who is not affiliated with SAC is paid by the Company an annual retainer of $16,000, payable in quarterly installments, and an additional fee of $1,500, together with all reasonable out-of-pocket expenses, for each meeting attended. The Company pays no remuneration to any Director who is affiliated with SAC. During the fiscal year ended November 30, 1994, the Board of Directors held four meetings.

 Audit Committee

  During the fiscal year ended November 30, 1994, the Audit Committee of the Board, which is comprised of Messrs. Cohen, Feerick and Merrill, held three meetings. The functions of the Audit Committee are: recommendation to the full Board of Directors of the engagement or discharge of the independent accountants; review and evaluation of matters within the scope of the accountants' duties; review with the independent accountants of the plan and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls; review of each professional service provided by the independent accountants prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent accountants.

 Nominating Committee

  The Nominating Committee of the Board of Directors held two meetings during the fiscal year ended November 30, 1994. The purpose of the Nominating Committee is to propose to the Board of Directors candidates for election as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders; recommendations should be sent to the Secretary of the Company.

  Each Director of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served during the fiscal year ended November 30, 1994, except for Mr. Farman, who was unable to attend the Audit Committee and full Board meetings held on August 11 and 12, 1994, respectively, the only meetings during the fiscal year ended November 30, 1994 held during the period in which he was a Director.

                                  PROPOSAL 2:

       RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP has been employed as independent accountants for the Company since the Company's inception. Upon the recommendation of the Audit Committee of the Board they have been selected as independent accountants for this fiscal year by the Board of Directors, including a majority of those members of the Board who are not "interested persons" of the Company. A representative of Price Waterhouse LLP will attend the Special Meeting of Shareholders and will be afforded the opportunity to make a statement, as well as be available to respond to appropriate questions submitted by shareholders.

  The following resolution is to be submitted to shareholders at the Special Meeting of Shareholders. The affirmative vote of a majority of the votes cast is required to adopt this resolution.

    RESOLVED, that the selection of Price Waterhouse LLP as independent
  accountants for the Company   for the current fiscal year be, and it hereby
  is, ratified and approved.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                  PROPOSAL 3:

   AMENDMENT OF THE COMPANY'S CHARTER PRIMARILY TO PERMIT THE COMPANY IN THE FUTURE TO OFFER MULTIPLE CLASSES OF SHARES IN THE SAME FUND AND TO RESTATE THE
                                 CHARTER

  The Company has traditionally sold its shares with a front-end sales charge, together with, in recent years, a relatively modest periodic sales charge or "Rule 12b-1 fee". In recent years, however, many mutual fund companies have begun offering to shareholders a choice as to how they defray the cost of acquiring their shares. This choice is often provided by offering multiple classes of shares of each fund, one of which is the same as the Company's current shares which are sold with front-end loads, and another class which defers the sales charge through the use of a Rule 12b-1 fee, and a contingent deferred sales charge that applies if shares are redeemed in the early years. The choice permits each shareholder to choose the method of purchasing shares given his or her own particular circumstances.

  Management of the Company feels that the current lack of choice offered by the Company is a marketing disadvantage in relation to competitive fund complexes. Management believes that the Company's marketing effort would be enhanced if the Company could make available to prospective shareholders this choice in the method of purchasing their shares.

  Management is currently studying the issues involved in implementing multiple classes of shares and has not yet determined what the specific terms of the new classes of shares might be. It is currently anticipated, however, that management will present a specific proposal to the Company's Board of Directors for its approval at the next meeting of the Board of Directors. If the Company's Board of Directors approves its proposal, management currently plans to begin offering the new classes of shares in late March, 1996, subject to any required vote of shareholders. It is anticipated that all holders of existing shares will continue to hold such shares and that the sales charge arrangements relating to such shares will not change.

  The Securities and Exchange Commission (the "Commission") has recently adopted Rule 18f-3 under the 1940 Act, under which mutual funds may introduce multiple classes of shares without first obtaining an exemptive order from the Commission, if the conditions contained in Rule 18f-3 are met. Rule 18f-3 permits mutual funds to implement multiple classes of shares in less time and with less expense than was required before the rule became effective. Management intends that its proposal for new classes of shares of the Company's Funds will comply in all respects with the provisions of Rule 18f-3.

  The Company's Charter was adopted in 1973 and did not contemplate the development of alternative classes of shares of the same investment portfolios. Management believes it would be desirable to add new provisions to the Charter to make it clear that the Company may issue multiple classes of shares within the same investment portfolios. Furthermore, management anticipates that one feature of its proposal will be the automatic conversion of shares of the contingent deferred sales charge class into shares of the existing class after a certain number of years, after SFSC's initial sales expense has been completely defrayed through the operation of the higher Rule 12b-1 fee.

  A proposed set of amendments to the existing Charter is set forth in Exhibit A to this Proxy Statement. These proposed amendments are designed to clarify the authority of the Company to issue multiple classes of shares in the same investment portfolios, including authorization for the automatic conversion of one class of shares to another.

  The proposed amendment to Article Seventh, Paragraph (2) of the Articles of Incorporation of the Company revises the Charter of the Company so that amendments to the Charter and sales of substantially all of the assets of the Company will no longer need to be approved by a separate vote of separate classes or series except to the extent required by the 1940 Act or otherwise by law. This change is made (a) to eliminate any ambiguity between Article Seventh, Paragraph (2) and Article Fifth of the existing Charter (Article Sixth, Paragraph (7) of the amended and restated Charter as clarified and set forth in Exhibit B), which provides that all holders of shares of stock of the Company shall vote as a single class, except as otherwise required by law and
(b) to avoid unnecessary complication and expense associated with voting should the Company create multiple classes of shares in the same Fund.

  The Board of Directors, although it has not yet been presented with or approved any specific multiple class arrangement, feels that the proposed amendments to the Charter provide the Company with the flexibility to adapt to new developments in the mutual fund industry and has therefore unanimously approved the amendments at its meeting on August 11, 1995. The Board also feels that the submission of the proposed amendments to shareholders is timely, given that a shareholder meeting was required to hold the election of the Board of Directors, as discussed above.

  Finally, because the Company has added a number of new Funds over the years and has also amended its Charter several times in other respects, the Company feels that it would be desirable to restate the Company's Charter to integrate in a single text all of the Articles of Amendment and Articles Supplementary that have been adopted over the years and the amendments being proposed in this Proxy Statement. The amendment and restatement will serve only to condense and eliminate redundancy and make certain nonmaterial updating changes and will have no effect on the substance of the Charter except as discussed above. The entire Charter of the Company as proposed to be amended and restated is set forth in Exhibit B to this proxy statement. The Board of Directors unanimously approved the restatement of the Company's Charter at its meeting on August 11, 1995.

  The following resolution is to be submitted to shareholders at the Special Meeting of Shareholders. The affirmative vote of a majority of the total votes entitled to be cast of each series of the Company, voting as separate classes, is required to adopt this resolution.

    RESOLVED, that the amendments to the Charter of the Company, in the form presented to the meeting, be, and they hereby are, approved, and that the amendment and restatement of the Company's Charter, also as presented to the meeting, be, and it hereby is, approved.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDMENTS TO THE CHARTER AND THE AMENDMENT AND RESTATEMENT OF THE CHARTER.

EXECUTIVE OFFICERS OF THE COMPANY

  In addition to Mr. Merrill named above, the other executive officers of the Company are Joseph M. Rob, age 53, President (since 1990), John M. Grab, Jr., age 48, Senior Vice President (since 1988), Marvin Aber, age 58, Vice President and Treasurer (since 1988), and D. Russell Morgan, age 40, Secretary (since 1988). Mr. Rob has been Chairman and Chief Executive Officer of Sentinel Management Company ("SMC"), SFSC and SASC since their formations in 1993, and has been Chairman and Chief Executive Officer of ESI, the previous principal underwriter of the Company's shares, since 1985. Mr. Grab has been Senior Vice President and Chief Financial Officer of SMC, SFSC and SASC since their formations in 1993, and has been Senior Vice President and Chief Financial Officer of ESI and Sentinel Administrative Services Corporation, the previous administrative service provider to the Funds, since 1988. Prior to that time, Mr. Grab was Chief Financial Officer of National Property Advisors, Inc., another indirect wholly owned subsidiary of NLIC. Mr. Aber has been a Vice President of SASC since its formation in 1993, and of ESI and Sentinel Administrative Service Corporation since 1988. During 1988, he served as Treasurer of the Company. Prior to that, he served as Treasurer of ESI. Mr. Morgan has been Counsel to SAC since its formation in 1993, and to Sentinel Advisors, Inc., the previous investment advisor to the Funds, and ESI since 1986, and has been a member of the Law Department of NLIC since 1985. The Board of Directors appoints officers annually, generally in March of each year. None of the above officers receives any compensation from the Company.

COMPENSATION OF DIRECTORS

  The following table sets forth for the fiscal year ended November 30, 1994 compensation paid by the Company and by Sentinel Pennsylvania Tax-Free Trust to the Directors who are not affiliated with SAC:

                                                     PENSION OR      TOTAL
                                                     RETIREMENT   COMPENSATION
                                                      BENEFITS     FROM FUND
                                        AGGREGATE    ACCRUED AS   AND SENTINEL
     NAME OF                           COMPENSATION PART OF FUND  PENNSYLVANIA
    DIRECTOR                           FROM COMPANY   EXPENSE    TAX-FREE TRUST
    --------                           ------------ ------------ --------------
Richard J. Borda......................   $17,500        None        $21,000
Kalman J. Cohen.......................   $17,500        None        $21,000
Richard D. Farman.....................   $ 5,208        None        $ 6,250
John D. Feerick.......................   $16,500        None        $19,800
Richard I. Johannesen, Jr. ...........   $ 7,208        None        $ 8,650
Robert B. Mathias.....................   $15,500        None        $18,600
Susan M. Sterne.......................   $17,500        None        $21,000

SIGNIFICANT SHAREHOLDERS

  NLIC and its controlled affiliates own the following numbers of shares and percentages of the outstanding voting securities of each class of the Company's shares in which its percentage ownership is 5% or more:

                                         AMOUNT AND NATURE OF
            TITLE OF CLASS              BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS
            --------------              ----------------------- ----------------
Emerging Growth........................        1,025,796               5.7%
Growth.................................          676,037              18.9%
World..................................          563,919              16.4%
Common Stock...........................        1,942,329               6.3%
Balanced...............................        2,037,180              12.8%
Bond Fund..............................        3,282,556              19.4%
Tax-Free Income Fund...................          683,889               8.5%
Gov't Securities Fund..................        1,240,116              11.8%
U.S. Treas. Money Market Fund..........       17,303,380              21.3%

(1) The above amounts include shares over which American Guaranty & Trust Company ("AG&T"), a Delaware trust company, has voting discretion, which amounts are 995,932, 253,702, 556,031, 931,131, 1,656,562, 3,129,722,
    683,889, 1,184,143, and 690,233 shares, respectively, of the classes listed above, and a total of 10,121,657 shares, having aggregate net asset value of $117.4 million, representing 6.1% of all votes eligible to be cast at the meeting. These shares are held in trusts of which the beneficiaries are individual trust clients of AG&T. NLIC and its affiliates have sole voting and investment power over the remaining shares.

  The shares in the table above, plus the shares of the other classes of the Company which are owned by NLIC or a controlled affiliate, represent in the aggregate 9.5% of the votes eligible to be cast at the meeting. NLIC's address is National Life Drive, Montpelier, Vermont 05604, and AG&T's address is 220 Continental Drive, Newark, Delaware 19713. The Company anticipates that NLIC and its affiliates, including AG&T, will vote their shares in favor of all three proposals at the meeting.

  The Company is not aware of any other person who owns 5% or more of the voting securities of any class of shares of the Company. The shareholdings of each individual Director or nominee are set forth opposite his or her name above, and none of such holdings amounts to as much as 1% of the voting securities of any class of shares of the Company. Taken as a group, the Directors and executive officers of the Company own the following numbers of shares of the various classes of shares of the Company (in each case, such holdings do not amount to 1% or more of the outstanding voting securities of such class):

             CS 18,273                   EG 1,797                         GS      47
             BL  3,245                   G  4,233                         BO   2,050
             WL  6,113                   TF 3,355                         MM 572,581

MEETINGS OF SHAREHOLDERS

  The Company is not required to hold an annual meeting of shareholders. However, the Company will be required to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds. The Company is also required to hold a special shareholder meeting to elect new Directors at such time as less than two thirds of the Directors holding office have been elected by shareholders. In addition, the Bylaws of the Company require that a special meeting of shareholders be held upon the written request of the holders of 25% of the votes entitled to be cast at such meeting.

  Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Company must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

OTHER BUSINESS

  The only matters of which the management of the Company is aware that are to be presented for action at the meeting are those outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the meeting arise, those persons who shall act as proxies will vote according to their best judgment.

                                          By order of the Board of Directors,

                                          D. RUSSELL MORGAN
                                          Secretary

October 6, 1995

                                                                      EXHIBIT A

                      PROPOSED AMENDMENTS TO THE CHARTER
                            PURSUANT TO PROPOSAL 3

  1. The Charter of the Corporation is proposed to be amended by deleting Article FIFTH in its entirety and inserting in lieu thereof the following (material being added underlined and material being deleted being crossed out):

    FIFTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is two billion (2,000,000,000). All shares of each class shall have a par value of one cent ($.01) each. [Holders of shares shall vote as a single class, except on matters which by law require the separate vote of one or more classes. Holders of shares of each class shall be entitled to one (1) vote for each dollar of net asset value per share of such class, for each share held.] One billion three hundred forty million (1,340,000,000) of such shares have been classified
                                                       --------------------
  and divided into [may be issued in] the following classes, each class
  ----------------
  comprising the number of shares and having the designations indicated, subject, however to the authority to increase and decrease the number of
                                                             -------------
  shares within a class or to reclassify unissued shares hereinafter granted
  ------------------------------------------------------
  to the Board of Directors:

                                                              NUMBER OF SHARES
     CLASS                                                   PRESENTLY ALLOCATED
     -----                                                   -------------------
     Sentinel Aggressive Growth Fund........................       50,000,000
     Sentinel World Fund....................................       15,000,000
     Sentinel U.S.Treasury Money Market Fund................    1,000,000,000
     Sentinel Balanced Fund.................................       40,000,000
     Sentinel Bond Fund.....................................       30,000,000
     Sentinel Common Stock Fund.............................       75,000,000
     Sentinel Growth Fund...................................       25,000,000
     Sentinel Government Securities Fund....................       40,000,000
     Sentinel Tax-Free Income Fund..........................       25,000,000
     Sentinel Short-Intermediate Government Fund............       20,000,000
     Sentinel New York Tax-Free Income Fund.................       20,000,000

  [The balance of six hundred sixty million (660,000,000) shares of such stock may be issued in such classes, or in any new class or classes comprising such number of shares and having such designations, such powers, preferences, and rights and such qualifications, limitations and restrictions as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors, to whom authority so to fix and determine the same is hereby expressly granted. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.]

  2. The Charter of the Corporation is also proposed to be further amended by deleting the introductory sentence to Article SIXTH in its entirety and inserting in lieu thereof the following:

    SIXTH: [The powers, preferences and rights of the aforesaid classes of stock and the qualifications, limitations and restrictions thereof shall be as follows:] (1) Subject to the power of the Board of Directors to

  [classify and reclassify unissued shares, the shares of each class of stock of the Corporation shall have the following preferences, conversion or other] rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

  3. The Charter of the Corporation is also proposed to be further amended by redesignating Paragraphs 1, 2, 3 and 4 of Article SIXTH as Subparagraphs
(1)(a), (1)(b), (1)(c) and (1)(d) of Article SIXTH, respectively and by redesignating Paragraphs 5, 6, 7 and 8 of Article SIXTH as Paragraphs (2), (3),
(4) and (5) of Article SIXTH, respectively, and by redesignating subparagraphs
1), 2) and 3) of former Paragraph 7 of Article SIXTH as subparagraphs (a), (b) and (c) of newly designated Paragraph 4 of Article SIXTH, respectively.

  4. The Charter of the Corporation is also proposed to be further amended by changing the reference in the last Subparagraph of Paragraph (4) of Article SIXTH from "Paragraph 7 of Article SIXTH" to "Paragraph (4) of Article SIXTH."

  5. The Charter of the Corporation is hereby further amended by inserting new Paragraphs (6), (7), (8), (9), (10) and (11) of Article SIXTH as follows:

    (6) A class may be invested with one or more other classes in a common investment portfolio. Notwithstanding the provisions of Paragraph (1) of this Article SIXTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the Corporation shall be subject to the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of Paragraph (1) of this Article SIXTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

      (a) The income and expenses of the investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors.

      (b) As more fully set forth in this Paragraph (6) of Article SIXTH, the liabilities and expenses of the classes invested in the same investment portfolio may differ and shall be determined separately from those of each other class. Accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation to holders of shares of the Corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this Paragraph (6) of Article SIXTH or elsewhere in the Charter of the Corporation, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

      (c) The dividends and distributions of investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the liabilities and expenses of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the

    Corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

    (7) All holders of shares of stock shall vote as a single class except as may be required pursuant to any applicable order, rule, regulation or interpretation issued by the Securities and Exchange Commission or by applicable law, and except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote. Holders of shares of each class shall be entitled to one (1) vote for each dollar of net asset value per share of such class for each share held.

    (8) The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge or other charge payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment Company Act of 1940 and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). Such charges may vary within and among the classes to the extent determined by the Board of Directors and set forth in the registration statement of the Corporation that is effective at the time of issuance of the applicable shares (the "Corporation's Current Registration Statement").

    (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the Corporation's Current Registration Statement, shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Current Registration Statement as aforesaid. The conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Current Registration Statement.

    (10) The Board of Directors may classify and reclassify any unissued shares of capital stock of any class into one or more additional or other classes as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class.

    (11) The Board of Directors is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the Corporation and securities convertible into shares of stock of the Corporation.

  6. The Charter of the Corporation is hereby further amended by replacing Paragraph (2) of Article SEVENTH with the following (material underlined being added, and material crossed out being deleted):

    (2) The Corporation reserves the right to take any lawful action and to make any amendment of [these Articles of Incorporation] its Charter,
                                                          -----------
  including the right to make any amendment which changes the terms of any outstanding shares of the capital stock of the Corporation of any class now
  -----------
  or hereafter
  authorized by classification, reclassification, or otherwise, and to make any [amendment authorizing any] sale, lease, exchange or transfer of the property and assets of the Corporation as an entirety, or substantially as an entirety, with or without its good will and franchise, if the holders of
                                                            -----------------
  a majority of the votes of shareholders entitled to be cast [all the shares
  -------------           ---------------
  of the capital stock of the Corporation vote and a majority of shares of each class of capital stock of the Corporation now or hereafter authorized, at the time issued and outstanding and entitled to vote affected by such amendment, vote] in favor of any such action or amendment, and reserves the right to make any amendment of [these Articles of Incorporation] its Charter
                                                                   -----------
  in any form, manner or substance now or hereafter authorized or permitted by law.

  7. The Charter of the Corporation is hereby further amended by replacing the phrase "these Articles of Incorporation" in the third sentence of Article EIGHTH with the phrase "its Charter", in two places as indicated below:

    The Corporation reserves the right to amend, alter, change, add to or repeal any provision contained in [these Articles of Incorporation] its
                                                                      ---
  Charter in the manner now or hereafter prescribed by statute, and all
  -------
  rights and powers conferred by [these Articles of Incorporation] its Charter
                                                                   -----------
  on stockholders, directors and officers are granted subject to this reservation.

                                                                      EXHIBIT B

                   PROPOSED CHARTER AS AMENDED AND RESTATED

                                      OF

                          SENTINEL GROUP FUNDS, INC.

  Sentinel Group Funds, Inc. desires to amend and completely restate its Charter to read as set forth below:

  For the purpose of forming a stock corporation for one or more lawful purposes under the provisions of ARTICLE 23 of the Annotated Code of Maryland (hereinafter sometimes referred to as the "General Corporation Law"), the natural person hereinafter named as the person acting as the incorporator of the said corporation does hereby adopt and sign the following Articles of Incorporation of the Corporation and does hereby acknowledge that his adoption and signing thereof are his act:

FIRST:

    1. The name and post office address of the incorporator is HAROLD X. SCHREDER, 125 Maiden Lane, New York, New York 10038.

    2. The said incorporator is at least twenty-one years of age.

    3. The said incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

SECOND:

  The name of the Corporation is SENTINEL GROUP FUNDS, INC.

THIRD:

  The Corporation is formed for the following purposes:

    1. To purchase or otherwise acquire, invest and reinvest in, own, hold, sell, or otherwise dispose of securities or any interests therein.

    2. To create diversified investments in groups of securities and to provide centralized management and investment supervision thereof.

    3. To exercise any and all rights, powers or privileges of individual ownership or interest in respect of securities owned by it or in which it has any interest.

    4. To do any and all acts and things and to exercise any further powers as may seem necessary, appropriate or desirable for the accomplishment of the foregoing objects or purposes.

  The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

FOURTH:

  The post office address of the principal office of the Corporation within the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202, c/o The Prentice-Hall Corporation System, Maryland.

  The name and the post office address of the resident agent of the Corporation within the State of Maryland are The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. The said resident agent is a corporation of the State of Maryland.

FIFTH:

  The total number of shares of all classes of stock which the Corporation shall have authority to issue is two billion (2,000,000,000). All shares of each class shall have a par value of one cent ($.0l) each, with the aggregate par value of all shares authorized hereby being Twenty Million Dollars ($20,000,000). One billion three hundred forty million (1,340,000,000) of such shares have been classified and divided into the following classes, each class comprising the number of shares and having the designations indicated, subject, however to the authority to increase and decrease the number of shares within a class or to reclassify unissued shares hereinafter granted to the Board of Directors:

                                                              NUMBER OF SHARES
     CLASS                                                   PRESENTLY ALLOCATED
     -----                                                   -------------------
     Sentinel Aggressive Growth Fund........................       50,000,000
     Sentinel World Fund....................................       15,000,000
     Sentinel U.S.Treasury Money Market Fund................    1,000,000,000
     Sentinel Balanced Fund.................................       40,000,000
     Sentinel Bond Fund.....................................       30,000,000
     Sentinel Common Stock Fund.............................       75,000,000
     Sentinel Growth Fund...................................       25,000,000
     Sentinel Government Securities Fund....................       40,000,000
     Sentinel Tax-Free Income Fund..........................       25,000,000
     Sentinel Short-Intermediate Government Fund............       20,000,000
     Sentinel New York Tax-Free Income Fund.................       20,000,000

SIXTH:

  (1) Subject to the power of the Board of Directors to classify and reclassify unissued shares, the shares of each class of stock of the Corporation shall have the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

    (a) The assets of the Corporation received as consideration for the issue or sale of shares of each class, together with all income, earnings, profits and proceeds thereof, shall be invested in a diversified portfolio of securities which in the judgment of the Board of Directors are appropriate for such class and also may be held as may be reasonably necessary or appropriate in deposits in any bank, savings bank or trust company provided that any such bank or trust company shall have capital, surplus and undivided profits of not less than Two Million Dollars ($2,000,000), in obligations of the United States Government and any agency thereof and in short term municipal or corporate obligations, all in accordance with the objects and purposes of this Corporation. Such assets of the Corporation and the income, earnings and profits derived therefrom, and any proceeds derived from the sale or other liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, shall irrevocably appertain to the class of shares in exchange for which such assets were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so entered upon the books of account. Such assets, income, earnings and profits derived therefrom, and such proceeds and assets obtained by the reinvestment thereof are hereinafter referred to as "assets appertaining to such class." The assets appertaining to any class of stock shall be charged with the liabilities (including, in the discretion of the Board of Directors, accrued expenses and reserves) in respect of such class, and shall also be charged with a share of such liabilities (including general liabilities of the Corporation) in respect of any two or more classes, in proportion to the asset value of the respective classes determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to which of such liabilities are allocable to a given class and as to which of the same are general or allocable to two or more classes.

    (b) In case of the dissolution or other liquidation of the Corporation, the shareholders of each class shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to shareholders (other than general assets not appertaining to any particular class of stock) the assets appertaining to such class (not including such general assets); and the assets so distributable to the shareholders of any class shall be distributed among such shareholders in proportion to the number of shares of such class held by them respectively. In the event that there are any general assets not appertaining to any particular class of stock and available for distribution, such distribution shall be made among the holders of stock of all classes, each share of stock sharing equally with every other share regardless of class.

    (c) The holders of the outstanding shares of each class shall be entitled to receive out of the earned or paid-in surplus of the Corporation applicable to such class, as dividends, when and as declared by the Board of Directors payable in cash and/or stock, an amount substantially equivalent to the income received by the Corporation in the form of interest or dividends upon the assets appertaining to such class, after deducting therefrom the expenses (including in the discretion of the Board of Directors accrued expenses and reserves) allocable to such class, and after making any adjustments therein that may be necessary in the case of any particular dividend, when the number of outstanding shares of such class has increased or decreased since the previous dividend, in order to make the amount thereof payable on each share the same as it would have been in the absence of such increase or decrease.

    (d) Extra dividends on the shares of any class may be declared by the Board of Directors at any time payable in cash and/or stock of the same class out of the earned or paid-in surplus of the Corporation applicable to such class in such amounts as the Board of Directors in their discretion may deem advisable, but not exceeding the greater of (A) the earned surplus, if any, applicable to such class, or (B) any net profits applicable to such class realized during the then current or the prior fiscal year. In the computation of the amount available for any particular dividend, the Board of Directors may, when the number of outstanding shares of such class has increased or decreased, make any adjustments with respect thereto which may be necessary in order to make the amount available for such dividend the same per share as it would have been in the absence of such increase or decrease.

  (2) Upon surrender of any properly endorsed certificate for shares of any class of its capital stock by the record holder thereof or legal representative of such holder, the Corporation shall purchase the number of shares represented thereby which is designated by said holder at the asset value of said shares determined as of the close of business on the next day after such surrender on which the New York Stock Exchange shall be open, or as of such other time as may be required by any rule or regulation of the Securities and Exchange Commission. The Corporation shall utilize for this purpose the earned and paid-in surplus applicable to such class, in such proportion from each as in the judgment of the Board of Directors will maintain the same proportionate interest therein of the shares of such class outstanding after such purchase. Payments shall be made by the Corporation as soon as is reasonably possible but not later than the next following day on which a settlement would be made in accordance with the rules of the New York Stock Exchange with respect to the sale of any security sold on such Exchange on the next business day after such surrender of such certificate representing shares of capital stock of the Corporation. The Corporation may suspend the foregoing right of redemption or postpone the date of payment upon redemption of its shares for more than seven
(7) days after the surrender or tender of such shares to the Corporation or its agent designated for that purpose for redemption (A) for any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (ii) during which trading on the New York Stock Exchange is restricted; (B) for any period during which an emergency exists as a result of which (i) disposal by the Corporation of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or (C) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Corporation.

  (3) Any holder of shares of stock of the Corporation, or any legal representative of any holder, or any purchaser thereof on execution or at any judicial sale, or any pledgee thereof desirous of selling or transferring the same or any part thereof, shall first offer the same to the Corporation for purchase as above provided, and shares of stock of the Corporation shall not be assignable or transferable (except by way of pledge) without the written consent of the Corporation, the granting of which consent shall be in its absolute discretion, unless such offer shall first be made.

  (4) Asset Value, as used herein, shall be determined by or under authority of the Board of Directors of the Corporation on each day on which the New York Stock Exchange is open for unrestricted trading and as of such times as may from time to time be fixed by the Board of Directors. The power and duty to determine the asset value of each class may be delegated by the Board of Directors, from time to time, to any one or more officers of the Corporation or to the investment adviser of the Corporation. Such determination shall be made in the following manner:

    a) All securities owned by the Corporation shall be valued at market value, or in the absence of readily available market quotations or where a security is deemed restricted as to resale, at fair value, in all cases as determined by or in accordance with methods approved and adopted by, the Board of Directors.

    b) All other assets of the Corporation shall be valued at the fair value thereof as determined by the Board of Directors in accordance with generally accepted accounting principles, except that no value shall be assigned to goodwill, records, or other non-current assets other than real estate, furniture and computer equipment.

    c) Amounts receivable for shares which have been sold but have not been issued, shall be included in the valuation of assets.

    From the value so determined of all assets appertaining to each class shall be deducted the liabilities allocated to such class.

  The liabilities of each class shall be calculated by including therein all debts and such other accrued liabilities including declared and unpaid distributions, and such reserves for federal and state taxes and other contingencies as may be determined by or under the authority of the Board of Directors to be proper in accordance with generally accepted accounting principles. The result of the deduction of liabilities from assets appertaining to each such class shall be the asset value of such class. Such asset value of each class shall become effective at such time as may from time to time be fixed by the Board of Directors and shall remain in effect until a new asset value for the class shall be determined and become effective. The asset value of any class divided by the number of shares of said class issued and outstanding (including shares which have been sold, but have not been issued) shall be the asset value of any one share of said class. The Corporation, however, shall adjust the actual asset value per share to the next higher or the next lower cent per share as it may from time to time and at any time determine. Determinations of asset value per share made in good faith pursuant to this Paragraph 4 of Article SIXTH by the Board of Directors, or by persons pursuant to authority granted by the Board of Directors, shall be final, conclusive and binding upon all parties concerned.

  (5) No shares of any of the classes of stock of the Corporation shall at any time be sold by the Corporation (or otherwise issued except as stock dividends) unless the Corporation shall receive as the net price of each share sold (after deducting selling costs) a sum in cash and/or securities (valued in the manner above provided) not less than the asset value of the shares of such class (as determined in the manner above provided) except that the initial sale of shares of each class of stock may be made for such consideration not less than the par value thereof as may be fixed by the Board of Directors at its discretion.

  (6) A class may be invested with one or more other classes in a common investment portfolio. Notwithstanding the provisions of Paragraph (1) of this Article SIXTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the Corporation shall be subject to the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of Paragraph (1) of this Article SIXTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

    (a) The income and expenses of the investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors.

    (b) As more fully set forth in this Paragraph (6) of Article SIXTH, the liabilities and expenses of the classes invested in the same investment portfolio may differ and shall be determined separately from those of each other class. Accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation to holders of shares of the Corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this Paragraph (6) of Article SIXTH or elsewhere in the Charter of the Corporation, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

    (c) The dividends and distributions of investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the liabilities and expenses of the Corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the Corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

  (7) All holders of shares of stock shall vote as a single class except as may be required pursuant to any applicable order, rule, regulation or interpretation issued by the Securities and Exchange Commission or by applicable law, and except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote. Holders of shares of each class shall be entitled to one (1) vote for each dollar of net asset value per share of such class for each share held.

  (8) The proceeds of the redemption of the shares of any class of stock of the Corporation may be reduced by the amount of any contingent deferred sales charge or other charge payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment Company Act of 1940 and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). Such charges may vary within and among the classes to the extent determined by the Board of Directors and set forth in the registration statement of the Corporation that is effective at the time of issuance of the applicable shares (the "Corporation's Current Registration Statement").

  (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the Corporation's Current Registration Statement, shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Current Registration Statement as aforesaid. The conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Current Registration Statement.

  (10) The Board of Directors may classify and reclassify any unissued shares of capital stock of any class into one or more additional or other classes as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class.

  (11) The Board of Directors is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the Corporation and securities convertible into shares of stock of the Corporation.

SEVENTH:

  The following additional provisions are inserted for the management of the business and for the conduct of the affairs of this Corporation and its directors and stockholders:

  (1) No stockholder of the Corporation shall have any preemptive or other right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors of this Corporation in its discretion from time to time may determine.

  (2) The Corporation reserves the right to take any lawful action and to make any amendment of its Charter, including the right to make any amendment which changes the terms of any outstanding shares of the capital stock of the Corporation of any class now or hereafter authorized by classification, reclassification, or otherwise, and to make any sale, lease, exchange or transfer of the property and assets of the Corporation as an entirety, or substantially as an entirety, with or without its good will and franchise, if the holders of a majority of the votes of shareholders entitled to be cast vote in favor of any such action or amendment, and reserves the right to make any amendment of its Charter in any form, manner or substance now or hereafter authorized or permitted by law.

  (3) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

  (4) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that the indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with laws. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

  (5) No provision of these Articles of Incorporation shall be effective to protect or purport to protect any director or officer of this Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  (6) References to the Maryland General Corporation Law in this Article SEVENTH are to that law as from time to time amended. No amendment of the Corporation's Articles of Incorporation shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to the amendment.

  (7) The presence in person or by proxy of the holders of one-third of all the votes entitled to be cast at the meeting (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of all the votes of all classes entitled to vote on the matter shall constitute a quorum.

EIGHTH:

  The initial By-Laws of the Corporation shall be adopted by the Board of Directors at their organizational meeting. The Board of Directors shall have power insofar as permitted by law to make, alter, amend, and repeal the By-Laws of the Corporation. The Corporation reserves the right to amend, alter, change, add to or repeal any provision contained in its Charter in the manner now or hereafter prescribed by statute, and all rights and powers conferred by its Charter on stockholders, directors and officers are granted subject to this reservation.

NINTH:

  (1) The number of directors of the Corporation, until such number shall be increased or decreased pursuant to the By-Laws of the Corporation, is eleven. The number of directors shall never be less than the number prescribed by the General Corporation Law.

  (2) The names of the directors of the Corporation currently in office are:

            [TO BE INSERTED UPON THEIR ELECTION AT THE MEETING]

     BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                          SENTINEL GROUP FUNDS, INC.
                                 NAME OF FUND

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

THE UNDERSIGNED HEREBY APPOINTS KENISTON P. MERRILL, JOSEPH M. ROB AND
D. RUSSELL MORGAN AS PROXIES, ACTING BY A MAJORITY OF THOSE PRESENT, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF SENTINEL GROUP FUNDS, INC. HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 15, 1995, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 1995 OR ANY ADJOURNMENT THEREOF.

1) TO ELECT DIRECTORS, THE NOMINEES ARE:

a. R. J. BORDA         b. K. J. COHEN      c. R. D. FARMAN     d. J. D. FEERICK
e. R. I. JOHANNESEN    f. R. B. MATHIAS    g. K. P. MERRILL    h. D. G. MILLER
i. S. R. REBER         j. S. M. STERNE

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, MARK THE APPROPRIATE BOX BELOW.

   (standard directors language - FOR ALL , WITHHOLD ALL, or FOR ALL EXCEPT)

2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

3) PROPOSAL TO AMEND THE CHARTER AND ARTICLES OF INCORPORATION OF THE COMPANY AS SET FORTH IN EXHIBITS A AND B OF THE PROXY STATEMENT.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     ---------------------   --------------------------   ---------------
     SIGNATURE               SIGNATURE (JOINT OWNERS)                DATE

PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES , ETC. SHOULD SO INDICATE.